THE PATHWARD STORY UPDATED APRIL 22 , 2025

Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation2 FORWARD LOOKING STATEMENTS This investor update contains “forward-looking statements” which are made in good faith by Pathward Financial, Inc. (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future,” “target,” or the negative of those terms, or other words of similar meaning or similar expressions. You should carefully read statements that contain these words because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements are based on information currently available to us and assumptions about future events, and include statements with respect to the Company’s beliefs, expectations, estimates, and intentions, which are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control. Such risks, uncertainties and other factors may cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Such statements address, among others, the following subjects: future operating results including our earnings per diluted share guidance, future effective tax rate, and related performance expectations; progress on key strategic initiatives; expected results of our partnerships; underwriting and monitoring processes; expected nonperforming loan resolutions and net charge-off rates; the performance of our securities portfolio; the impact of card balances related to government stimulus programs; customer retention; loan and other product demand; new products and services; credit quality; the level of net charge-offs and the adequacy of the allowance for credit losses; and technology. The following factors, among others, could cause the Company's financial performance and results of operations to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements: maintaining our executive management team; expected growth opportunities may not be realized or may take longer to realize than expected; the potential adverse effects of unusual and infrequently occurring events, including the impact on financial markets from geopolitical conflicts such as the military conflicts in Ukraine and the Middle East, weather-related disasters, or public health events, such as pandemics and any governmental or societal responses thereto; our ability to successfully implement measures designed to reduce expenses and increase efficiencies; changes in trade, monetary, and fiscal policies and laws, including actual changes in interest rates and the Fed Funds rate, and changes in international trade policies, tariffs and treaties affecting imports and exports, and their related impacts on macroeconomic conditions, customer behavior, funding costs and loan and securities portfolios; changes in tax laws; trade disputes, barriers to trade or the emergence of trade restrictions; the strength of the United States' economy, and the local economies in which the Company operates; adverse developments in the financial services industry generally such as bank failures, responsive measures to mitigate and manage such developments, related supervisory and regulatory actions and costs, and related impacts on customer behavior; inflation, market, and monetary fluctuations; our liquidity and capital positions, including the sufficiency of our liquidity; the timely and efficient development of, new products and services offered by the Company or its strategic partners, as well as risks (including reputational and litigation) attendant thereto, and the perceived overall value and acceptance of these products and services by users; the ability of the Company’s subsidiary Pathward®, N.A. (“Pathward”) to maintain its Durbin Amendment exemption; the risks of dealing with or utilizing third parties, including, in connection with the Company’s prepaid card and tax refund advance businesses, the risk of reduced volume of refund advance loans as a result of reduced customer demand for or usage of the Company’s strategic partners’ refund advance products; our relationship with and any actions which may be initiated by our regulators, and any related increases in compliance and other costs; changes in financial services laws and regulations, including laws and regulations relating to the tax refund industry; technological changes, including, but not limited to, the protection of our electronic systems and information; the impact of acquisitions and divestitures; litigation risk; the growth of the Company’s business, as well as expenses related thereto; continued maintenance by Pathward of its status as a well-capitalized institution, changes in consumer borrowing, spending and saving habits; losses from fraudulent or illegal activity, technological risks and developments and cyber threats, attacks or events; the success of the Company at maintaining its high quality asset level and managing and collecting assets of borrowers in default should problem assets increase; and the other factors described under the caption “Risk Factors” and in other sections of the Company’s Annual Report on Form 10-K for the Company's fiscal year ended September 30, 2024 and in other filings made by the Company with the Securities and Exchange Commission (“SEC”). The foregoing list of factors is not exclusive. We caution you not to place undue reliance on these forward-looking statements. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in or referred to in this section.The forward-looking statements included herein speak only as of the date of this investor update. The Company expressly disclaims any intent or obligation to update, revise or clarify any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries, whether as a result of new information, changed circumstances or future events or for any other reason.

Since our founding, we have worked to advance financial inclusion. We seek out diverse partners, including fintechs, affinity groups, government agencies, and other banks and work with them to identify markets where people and businesses are underserved. Our national bank charter, coordination with regulators, and deep understanding of risk mitigation and compliance allow us to guide our partners and deliver financial products, services and funding to the people and businesses who need them the most. We are powering financial inclusion. AT PATHWARD®, LEADING THE WAY TO FINANCIAL ACCESS IS THE HEART OF OUR BUSINESS. 3 Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

BUILDING A DIVERSIFIED COMPANY DEDICATED TO FINANCIAL EMPOWERMENT FOR INDIVIDUALS AND BUSINESSES 4 1993 Listed on Nasdaq: CASH 2015 / 2016 Entered Tax Services business by acquiring Refund Advantage, SCS, and EPS 2020 Completed sale of Retail Bank division to focus on national banking operations and payments Developed a governance structure that aligns with key sustainability efforts Converted to National Bank Charter 2004 Created Prepaid Card Sponsorship business - now Partner Solutions 2014 Acquired AFS/IBEX, an insurance premium finance company 2018 Acquired Crestmark Bancorp, a commercial lending company Dramatic growth in deposits from Payments business heavily invested in securities, treasuries, and bond portfolio. 1954 Founded as a savings and loan bank 2021 Sold Meta trademarks and began rebranding initiative 2022 Completed rebranding as Pathward Financial 4 Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation 2024 Completed sale of Insurance Premium Finance business line to focus on higher return on asset verticals Note: Timeline and years presented are on a calendar year basis.

RESILIENT BUSINESS MODEL WITH DIVERSIFIED REVENUE 55 Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation Issuing Fee income and stable deposits Acquiring Fee income Digital Payments Fee income Financial Institution Solutions Fee income and stable deposits Credit Solutions Fee income and interest income Professional Tax Solutions Fee income and interest income Working Capital Interest income Equipment Finance Interest income Structured Finance Fee income and interest income Warehouse Finance Fee income and interest income CONSUMER COMMERCIAL & WAREHOUSE

CONSUMER COLLABORATES WITH PARTNERS TO PROVIDE INNOVATIVE PARTNER SOLUTIONS 6 Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation Issuing Acquiring Digital Payments Financial Institution Solutions Credit Solutions Professional Tax Solutions A leading debit and prepaid card issuer sponsoring partner programs Enable partners’ lending solutions to serve diverse credit needs Partner with a network of tax preparers offering a variety of products Partner with financial institutions to offer additional financial services Enable partners to move money quickly, efficiently and at a large scale across multiple payment rails Accepting and processing merchant payments with our partners

COMMERCIAL AND WAREHOUSE LENDS ACROSS VARIOUS SOLUTIONS Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation7 Working Capital Finance Equipment Finance Structured Finance Ready cash for liquidity needs to new or growing companies in cyclical or seasonal industries Providing access to equipment financing, through loans and leases, without sacrificing cash flows Assisting small and mid-sized businesses and rural borrowers with primarily SBA and USDA lending to fund growth, expansion and refinancing Warehouse Finance Asset-backed warehouse lines of credit used to support strategic initiatives

RECORD OF STRONG EARNINGS GROWTH AND PROFITABILITY ABOVE BANKING INDUSTRY AVERAGES EXCESS CAPITAL GENERATING BUSINESS ENABLES ONGOING RETURN OF VALUE TO SHAREHOLDERS INVESTMENT HIGHLIGHTS 2 3 4 1 5 EXPERIENCED LEADER IN FAST-GROWING PAYMENTS SECTOR, WITH DIVERSIFIED PORTFOLIO OF HIGH- QUALITY FINANCIAL PARTNERS RESILIENT COMMERCIAL FINANCE LOAN PORTFOLIO PRODUCES ATTRACTIVE RETURNS THROUGHOUT ECONOMIC CYCLES MATURE RISK MITIGATION AND COMPLIANCE CAPABILITIES WITH HIGHLY ADVANTAGEOUS NATIONAL BANK CHARTER 8 Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

Earnings Per Common Share $5.26 $5.99 $2.94 $4.38 $4.49 $6.62 $2.00 $2.65 $2.51 $2.95 $3.61 $4.38 2020 2021 2022 2023 2024 YTD25 EPS inclusive of one- time items CAGR 22% RECORD OF STRONG EARNINGS GROWTH & PROFITABILITY1 2.20% 1.45% 1.74% 1.88% 2.33% 2.20% 2.69% 2020 2021 2022 2023 2024 YTD25 Return on Average Assets ROAA inclusive of one-time items Total Revenue2 ($ in millions) Return on Average Tangible Equity 35.42% 21.87% 28.66% 30.25% 48.32% 41.74% 43.79% 2020 2021 2022 2023 2024 YTD25 ROATE inclusive of one-time items 1FY20-FY21 display GAAP earnings; FY22 reflects GAAP and adjusted earnings. FY23-FY25 display GAAP earnings as the net adjustments for the periods are insignificant. See appendix for non-GAAP reconciliations $499 $550 $601 $704 $755 $436 2020 2021 2022 2023 2024 YTD25 Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation9 3Peer data includes commercial insured banks with assets between $3-10 billion. Return on average assets information gathered from the Federal Financial Institutions Examination Council database. Gain on sale of trademarks Peer average3 2FY22 and FY23 includes $50.0 million and $10.0 million gain on sale of trademarks, respectively 1 2 3 4 5 Fiscal YTD Earnings Remaining Fiscal Year Earnings

TRACK RECORD OF STRONG EARNINGS GROWTH AND RIGHT-SIZED BALANCE SHEET ENABLES ONGOING RETURN OF CAPITAL 10 1 2 3 4 5 $716.9M TOTAL SHARE REPURCHASES 2Q19 TO 2Q25 $38.2M TOTAL DIVIDENDS PAID 2Q19 TO 2Q25 Note: Repurchased common shares include shares withheld to cover income taxes owed by participants related to share-based incentive plans. Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

PATHWARD SERVES AS A HUB OF THE PAYMENTS ECOSYSTEM 11 1 2 3 4 5 Fed / Settlement ATM Sponsorship Processor AcquiringProcessor Issuing FinTech / Program Manager Partners Financial Institution Clients Debit/Credit Networks End User Card Holder / Consumer End User Merchants Issuing/Acquiring/ Originating Bank Regulatory/Compliance Oversight OCC Primary Regulator Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

COMMERCIAL FINANCE PORTFOLIO PRODUCES STABLE ANNUAL NET CHARGE-OFF RATES 12 Fiscal Year End Commercial Finance Loan Balances ($ in millions) $126 $113 $92 $140 $158 $207 $324 $368 $414 $474 $591 $665 $858 $1,510 $1,916 $2,308 $2,725 $3,024 $3,723 $3,296 0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1.0 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 2005 1.67% 2006 1.72% 2007 1.10% 2008 1.17% 2009 1.61% 2010 0.68% 2011 0.04% 2012 0.69% 2013 0.67% 2014 0.36% 2015 -0.01% 2016 0.33% 2017 0.67% 2018 0.78% 2019 0.50% 2020 0.67% 2021 0.56% 2022 0.66% 2023 0.49% 2024 0.52% Fiscal Year NCO% 1 2 3 4 5 Pathward Acquires Crestmark Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation Insurance premium finance portfolio moved to held for sale during 4QFY24

MATURE RISK MITIGATION AND COMPLIANCE CAPABILITIES 13 1 2 3 4 5 Enterprise Risk Management Our Enterprise Risk Management (ERM) program applies corporate governance to risk-taking activities. The ERM program sets strategy across the enterprise and works closely with the lines of business to ensure that risks are appropriately identified and managed. Third-Party Risk Management Just as Pathward’s ERM program oversees our own actions, our Third- Party Risk Management program ensures that our third-party relationships are controlled and mitigated. Our policy and strategy encourage us to protect our company from risk, monitor third- party activities, and report risk events. Business Continuity Management Business Continuity Management (BCM) sets standards and testing to ensure our company remains resilient in case of disaster. Our standards comply with Federal Financial Institutions Examination Council (FFIEC) and Office of the Comptroller of the Currency (OCC) guidance. Bank Secrecy Act / Anti- Money Laundering To protect our customers, partners and company from the risks of fraud, money laundering, terrorist financing and other illicit activity, Pathward’s compliance programs are designed to keep us compliant with all federal programs and sanctions. Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

QUARTERLY INVESTOR UPDATE SECOND Q UARTER F ISCAL YEAR 2025

Net Income $74.3 million in net income; an increase of 14% compared to Q2 FY 2024 Diluted Earnings Per Share $3.11 in diluted earnings per share; an increase of 21% compared to Q2 FY 2024 Net Interest Margin Net interest margin (“NIM”) of 6.50% compared to 6.23% in prior year period; Adjusted NIM1, including contractual, rate-related processing expenses associated with deposits on the Company’s balance sheet, of 5.09% compared to 4.76% in prior year period Return Metrics2 FY 2025 six months ended return on average assets (“ROAA”) of 2.69% compared to 2.35% in prior year period; FY 2025 six months ended return on average tangible equity (“ROATE”) of 43.79% compared to 51.09% in prior year period Q2 FY 2025 HIGHLIGHTS Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation15 1 See slide 43 for reconciliation to most directly comparable GAAP measure. 2 ROAA and ROATE are annualized for periods presented.

6 MONTHS ENDED MARCH 31, 2025 TAX SERVICES PRE-TAX INCOME INCREASED 29% IN FIRST SIX MONTHS OF FISCAL 2025 VS 2024 Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation16 REFUND TRANSFER AND REFUND ADVANCE FEE INCOME GREW 13% EACH REFUND ADVANCE ORIGINATIONS INCREASED MORE THAN $100 MILLION LOSS RATES ARE FAVORABLE TO LAST YEAR

STRONG RESULTS FROM OPTIMIZED BALANCE SHEET • Strong renewable energy loan growth • Robust structured finance pipeline • Accelerated our optimization strategy 17 Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

• Pipeline continues to be strong • Working to provide new and existing clients with the best solutions and capabilities • Credit Solutions continues to be an area of growth, signing a new contract after quarter end PARTNER SOLUTIONS CONTINUES TO PERFORM WELL Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation18

TRUSTED PLATFORM THAT ENABLES OUR PARTNERS TO THRIVE 19 Optimized balance sheet with optimized asset mix Technology to facilitate evolution and scalability People and culture are important assets Mature risk and compliance framework Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

REVENUE GROWTH DELIVERING SOLID RESULTS ($ IN MILLIONS, EXCEPT PER SHARE DATA) Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation20 Q2 2024 Q2 2025 $118.3 $124.3 +5% Net Interest Income Q2 2024 Q2 2025 $140.4 $142.5 +1% Noninterest Expense Q2 2024 Q2 2025 $128.9 $138.5 +7% Noninterest Income Q2 2024 Q2 2025 $65.3 $74.3 +14% Net Income Attributable to Parent $2.56 $3.11 Q2 2024 Q2 2025 +21% Earnings per Diluted Share

 Decrease in deposits at March 31, 2025 when compared to the prior year period was primarily due to a reduction in noninterest bearing and wholesale deposits.  Average Q2 2025 off-balance sheet custodial deposits held in custody at program banks of $606 million compared to $783 million during the prior year period.  $1.1 billion of off-balance sheet custodial deposits as of March 31, 2025, compared to $1.2 billion as of March 31, 2024.  These off-balance sheet custodial deposits earn recordkeeping servicing fee income, typically reflective of the Effective Fed Funds Rate. DEPOSIT BASE SUPPORTS ASSET GROWTH Q2 2024 Q2 2025 $6,368.3 $5,819.2 -9% DEPOSITS 1 Period ending ($ in millions) Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation21 1 Does not include off-balance sheet custodial deposits

TOTAL LOANS AND LEASES INCREASED FROM Q2 2024  Increase primarily driven by term lending, warehouse finance and asset-based lending.  Growth was partially offset by the sale of insurance premium finance loans during Q1FY25.  Nonperforming loans and leases of 0.88% compared to 0.78% at March 31, 2024.  Annualized adjusted net charge-off rate of 0.61% for 2Q251. Q2 2024 Q2 2025 $4,409.4 $4,464.9 +1% TOTAL LOANS AND LEASES Period ending ($ in millions) Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation22 1 See slide 42 for reconciliation to most directly comparable GAAP measure.

STRONG BALANCE SHEET ALLOWS FOR RETURN OF CAPITAL TO SHAREHOLDERS Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation23 $1,175 $1,125 $1,078 $254 $218 $36 1These off balance sheet custodial deposits can be brought back on balance sheet, as needed, as they are immediately callable. ($ in millions) 575,804 1,277,664 Q2 2025 2025 YTD Share RepurchasesLiquidity Sources Off Balance Sheet Custodial Deposits1 Cash and Cash Equivalents Unpledged Investment Securities FHLB Borrowing Capacity Fed Discount Window Funds Unsecured Funding and Other Wholesale Funding Options $3,886

FISCAL YEAR 2025 GUIDANCE1 Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation24 $7.40- $7.80 EPS Assumes no additional rate cuts Effective tax rate 17-21% Includes expected share repurchases 1 Information on this slide is presented as of April 22, 2025, reflects the Company’s updated financial outlook, certain of the Company’s financial targets, and key assumptions, and will not be updated or affirmed unless and until the Company publicly announces such an update or affirmation. The guidance for fiscal 2025, the Company’s financial targets and key economic assumptions contain forward-looking statements and actual results or conditions may differ materially. See the information set forth below the heading "Forward Looking Statements" on slide 2 of this presentation.

Q&A Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation25

 Noninterest income represents 45% of year-to- date total revenue.  Majority of noninterest income fees are generated by the Company’s Partner Solutions business lines. Other major items include leasing rental income and secondary market revenue.  Pathward’s large fee income base provides stability through interest rate and credit cycles, while propelling continued revenue growth.  The majority of Pathward’s tax season revenue is recorded as noninterest income during the second quarter of each fiscal year. DIVERSIFIED NONINTEREST INCOME STREAMS Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation26 Refund Transfer Product Fees 17% Refund Advance and Other Tax Product Fees 25% Card and Deposit Fees 30% Rental Income 14% Secondary Market Revenue 10% Other Income 4% FYTD 2025 NONINTEREST INCOME BREAKDOWN . Noninterest income 45% Net interest income 55% FYTD 2025 REVENUE BREAKDOWN

 During the 2025 fiscal second quarter, approximately 62% of the deposit balances were subject to variable card processing expenses, derived from contractual agreements with certain Partner Solutions relationships tied to a rate index, typically the Effective Fed Funds Rate.  These costs reprice immediately upon a change in the applicable rate index, leading to an instant cost change as compared to the earning-asset yields that will generally experience a lag in repricing.  As of March 31, 2025, Pathward also managed $1.1 billion in off-balance sheet custodial deposits and earned $6.5 million of recordkeeping servicing fee income during the fiscal second quarter. That income is also typically reflective of the Effective Fed Funds Rate. COST OF DEPOSITS Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation27 COST OF DEPOSITS 1.75% 2.81% 4.33% 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 Adjusted Cost of Deposits Cost of Interest Bearing Deposits Quarterly Average Effective Fed Funds Rate Note: Adjusted Cost of Deposits represents cost of total deposits with the additional incorporation of the Company’s noninterest variable card processing expenses impacted by interest rates associated with deposits on the Company’s balance sheet.

• Total tax product revenue increased 17% through the six months ended March 31, 2025 compared to the same period of the prior year. • Refund Advance originations of $1.66 billion in the 2025 tax season through March 31, 2025 compared to $1.56 billion in the 2024 tax season. • The decrease in approximate loss rate was due to improved data analytics, underwriting and monitoring. 2025 TAX SEASON UPDATE Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation28 1 Approximate loss rate calculated by taking provision for loan & lease losses divided by total refund advance originations. It also includes recoveries from prior tax season. TAX SERVICES ECONOMICS Six Months Ended ($ in millions) March 31, 2024 March 31, 2025 % Change Net interest income (expense) 0.22 2.78 1,162% Refund Advance product income 43.31 49.11 13% Refund Transfer product income 29.36 33.07 13% Total revenue 72.89 84.96 17% Total expense 9.43 9.88 5% Provision for credit losses 26.58 27.48 3% Net income, pre-tax 36.88 47.60 29% Total refund advance originations $ 1,559 $ 1,664 7% Approximate loss rate¹ (6 months) 1.70% 1.66% (2)%

 As of March 31, 2025, $2.7B, or 61% of loans and leases contained floating or variable interest rates. Of these, $1.5B are tied to Fed Funds or Prime, with the remaining tied to either SOFR or the CMT.  As of March 31, 2025, 97% of variable loans with floors were at or above their floors.  Remain focused on smart growth in the Commercial Finance loan portfolio.  2Q25 yields increased compared to prior year period by continued optimization of the balance sheet.  $1.4 billion securities portfolio provides cash flow for future commercial finance loan growth. LOAN PORTFOLIO INTEREST RATE SENSITIVITY Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation29 1 Fixed rate loans and leases are shown for contractual periods. 61% 3% 36% Fixed Rate > 1 Year TOTAL LOAN AND LEASE PORTFOLIO PRICING ATTRIBUTES1 Fixed Rate < 1 Year Floating or Variable NET INTEREST MARGIN AND LOAN YIELDS 4.80% 4.76% 5.21% 5.62% 6.12% 6.18% 6.19% 6.23% 6.23% 6.56% 6.66% 6.84% 6.50% 4.79% 4.63% 4.77% 4.91% 5.25% 5.02% 4.90% 4.76% 4.76% 5.06% 5.24% 5.41% 5.09% 7.22% 6.69% 7.12% 7.70% 8.47% 8.31% 8.33% 8.33% 8.43% 8.56% 8.67% 8.78% 8.59% 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 NIM Adjusted NIM Loan Yields 2 Adjusted NIM includes contractual card processing expenses associated with deposits on the Company’s balance sheet and which have higher interest rates. See appendix for Non-GAAP financial measures reconciliation. 2

 Loan and lease financing to provide access to needed equipment  Focus on equipment critical to business operations  Borrowers are investment grade companies  Primarily fixed rate loans and leases  Flexibility to sell direct originations to secondary market EQUIPMENT FINANCE COMMERCIAL FINANCE Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation30 7.64% Q2 2025 Quarterly Yield1 16% Of Loan Portfolio Business Line Balance Sheet Category 2Q24 1Q25 2Q25 Large ticket Lease financing $160.4 $133.5 $131.1 Term lending 554.9 530.1 497.1 Small ticket Lease financing 3.8 1.5 1.0 Term lending 155.1 103.2 87.2 TOTAL $874.2 $768.3 $716.4 ($ in millions) 1Interest income does not include any potential gain(loss) on sale of equipment that was previously on a lease.

• Provides working capital for companies to meet short- term operational requirements • Primarily variable rate loans with majority of floors at or above 6% • Bank typically has dominion of funds • Heavily collateral-managed • Historically excels during economic downturns WORKING CAPITAL FINANCE COMMERCIAL FINANCE Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation31 11.77% Q2 2025 Quarterly Yield 17% Of Loan Portfolio Business Line Balance Sheet Category 2Q24 1Q25 2Q25 Working Capital Asset-based lending $429.6 $608.3 $542.5 Factoring 336.4 364.5 224.5 TOTAL $766.0 $972.8 $767.0 ($ in millions)

• Funding small and midsized businesses, including rural borrowers • SBA, USDA, and conventional loans with fixed or variable interest rates • Debt refinance, leveraged acquisitions, and alternative energy project finance • SBA and USDA guarantees can be sold on the secondary market STRUCTURED FINANCE COMMERCIAL FINANCE Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation32 6.94% Q2 2025 Quarterly Yield1 41% Of Loan Portfolio ($ in millions) Business Line Balance Sheet Category 2Q24 1Q25 2Q25 Guaranteed portion of US govt SBA/USDA loans SBA/USDA $357.3 $364.7 $445.1 Unguaranteed portion of US govt SBA/USDA loans SBA/USDA 203.1 231.3 256.6 Renewable energy debt financing2 (term lending only) Term lending 484.4 802.9 879.2 Other Term lending 294.7 299.3 303.0 TOTAL $1,339.5 $1,698.2 $1,883.9 2Total renewable energy debt financing outstanding was $1.49 billion as of 2Q25. The majority of these balances are in the term lending and SBA/USDA balance sheet categories. 1Interest income does not include any gain(loss) on sale of loans.

• Consumer credit programs with marketplace lenders offer Pathward a risk adjusted return • Protected by certain layers of credit support and balance sheet flexibility • Programs are offered to strategic partners with payments distribution potential • Agreements typically provide for “excess spread” build-up and protection through a priority of payment within a waterfall CONSUMER Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation33 11.05% Q2 2025 Quarterly Yield 7% Of Loan Portfolio ($ in millions) Business Line Balance Sheet Category 2Q24 1Q25 2Q25 Consumer Consumer finance $267.0 $280.0 $246.2 TOTAL $267.0 $280.0 $246.2 Consumer Payments - Principal, Interest, Fees Collection Account Servicing Principal Losses to Pathward Principal Repayment to Pathward Pathward’s agreed upon interest return Remaining excess spread to Pathward-owned escrow reserve Reserve release to partner is conditional (subordinate) based on product performance Waterfall

• Asset-backed warehouse lines of credit used to support strategic initiatives • Lines are primarily secured by consumer receivables, whereby Pathward is in a senior, secured position as the first out participant • Have never had a charge off or loss • Agreements trigger waterfall protection for the “First Out” participant WAREHOUSE Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation34 9.41% Q2 2025 Quarterly Yield 14% Of Loan Portfolio ($ in millions) Business Line Balance Sheet Category 2Q24 1Q25 2Q25 Warehouse Warehouse finance $394.8 $624.3 $643.1 TOTAL $394.8 $624.3 $643.1 Waterfall All Loan/Collateral Cash Flows Admin Fees (0-5%) Junior Tranche $40MM (40%) Equity Tranche $10MM (10%) First-Out Tranche (Pathward Position) $50MM (50%) $100M Facility EXAMPLE

Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation35 LOAN AND LEASE CONCENTRATIONS BY INDUSTRY1 1 Distribution by NAICS codes; excludes tax services, consumer finance and certain joint ventures; calculated based on aggregate principal amount of commercial finance loans and leases; includes operating lease rental equipment of $202.2M $1,005 $885 $723 $294 $262 $242 $207 $121 $112 $110 $90 $76 $68 $52 $50 $48 $27 $18 $12 $11 $5 $3 Utilities Finance and Insurance Manufacturing Wholesale Trade Mining, Quarrying, and Oil and Gas Extraction Transportation and Warehousing Other Construction Administrative and Support and Waste Management and Remediation Services Public Administration Nonclassifiable Establishments Health Care and Social Assistance Professional, Scientific, and Technical Services Real Estate and Rental and Leasing Retail Trade Accommodation and Food Services Information Agriculture, Forestry, Fishing and Hunting Arts, Entertainment, and Recreation Other Services (except Public Administration) Educational Services Management of Companies and Enterprises ($ in millions)

Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation36 INTEREST RATE RISK MANAGEMENT MARCH 31, 2025 Asset/Liability Gap Analysis 1 Fixed rate securities, loans and leases are shown for contractual periods. 3% 46% 2% 49% Fixed Rate > 1 Year Earning Asset Pricing Attributes1 Fixed Rate < 1 Year Floating or Variable Federal Reserve Bank Deposits (Floating or Variable) • Data presented on this page is reflective of the Company’s asset mix at a point in time and calculated for regulatory purposes. Future rate changes would impact a multitude of variables beyond the Company’s control, and as a result, the data presented is not intended to be used for forward-looking modeling purposes. • Interest rate risk modeling shows asset sensitive balance sheet; net interest income graph shows impact of an instantaneous, parallel rate shock and alternative views of a gradual parallel ramp and a parallel rate shock. • Management employs rigorous modeling techniques under a variety of yield curve shapes, twists and ramps. -15% 0% 15% -200 -100 +100 +200 Parallel Shock Alternative Parallel Shock Alternative Ramp 12-Month Interest Rate Sensitivity from Base Net Interest Income Parallel Shock is a statutory required calculation of the impact of an immediate change in rates, assuming other variables remain unchanged. Ramp reflects additional modeling of more gradual increases in interest rates. The Alternative scenarios mirror the Parallel Shock and Ramp with the additional incorporation of the Company’s card fee income and card processing expenses impacted by interest rates. -2,000 0 2,000 4,000 6,000 Month 1-12 Month 13-36 Month 37-60 Month 61-180 V o lu m e ($ M M ) Period Variance Total Assets Total Liabilities

Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation37 ASSET QUALITY $4.7 $7.0 $7.3 $8.1 $6.9 0.43% 0.63% 0.62% 0.70% 0.61% 0.45% 0.49% 0.52% 0.60% 0.64% 2Q24 3Q24 4Q24 1Q25 2Q25 Period Ended Adj. NCOs Adj. NCOs / Adj. Average Loans Adj. NCOs / Adj. Average Loans - LTM Adjusted Net Charge-Offs (“NCOs”)1 Excludes Tax Services NCOs and Related Seasonal Average Loans ($ in millions) KEY CREDIT METRICS • Annualized adjusted net charge-offs1: – 0.61% of average loans in 2Q25 – 0.64% of average loans over last 12 months • Allowance for credit loss (“ACL”) of $78.4 million as of March 31, 2025. • ACL as a % of total loans and leases was 1.75% for 2Q25, an 8 bps decrease from the prior year. • The increase in NPAs / NPLs compared to the sequential quarter was driven by an increase in nonperforming loans in the commercial finance portfolio, partially offset by a decrease in the consumer finance portfolio. 1 See appendix for Non-GAAP financial measures reconciliation. Tax services NCOs and related seasonal average loans are excluded to adjust for the cyclicality of activity related to the overall economics of the tax services business line. $34.4 $44.6 $41.6 $35.2 $39.8 0.78% 0.96% 0.87% 0.76% 0.88% 2Q24 3Q24 4Q24 1Q25 2Q25 Period Ended NPLs NPLs / Total Loans Nonperforming Assets (“NPAs”) ($ in millions) Nonperforming Loans (“NPLs”) ($ in millions) $37.2 $46.3 $43.0 $37.5 $41.6 0.50% 0.61% 0.57% 0.49% 0.59% 2Q24 3Q24 4Q24 1Q25 2Q25 Period Ended NPAs NPAs / Total Assets

Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation38 CAPITAL AND SOURCES OF LIQUIDITY Regulatory Capital as of March 31, 2025 At March 31, 2025¹ Pathward Financial, Inc. Pathward, N.A. Tier 1 Leverage 8.53% 8.73% Common Equity Tier 1 13.98% 14.59% Tier 1 Capital 14.25% 14.59% Total Capital 15.90% 15.84% Primary & Secondary Liquidity Sources ($ in millions) Cash and Cash Equivalents $254 Unpledged Investment Securities $36 FHLB Borrowing Capacity $1,078 Funds Available through Fed Discount Window $218 Unsecured Funding Providers $1,175 Deposit Balances Held at Other Banks $1,125 Total Liquidity $3,886 1 Regulatory capital reflects the Company's election of the five-year CECL transition for regulatory capital purposes. Amounts are preliminary pending completion and filing of the Company's regulatory reports.. 7.75% 9.13% 9.26% 9.15% 8.53% 7.92% 9.36% 9.44% 9.42% 8.73% 2Q24 3Q24 4Q24 1Q25 2Q25 Tier 1 Leverage Ratio 14.21% 14.33% 14.08% 14.11% 15.90% 14.09% 14.27% 13.97% 14.10% 15.84% 2Q24 3Q24 4Q24 1Q25 2Q25 Total Capital Ratio Pathward Financial, Inc. Pathward, N.A. Minimum Requirement to be Well-Capitalized under Prompt Corrective Action Provisions

APPENDIX Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation39

Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation40 EFFICIENCY RATIO For the last twelve months ended ($ in thousands) Mar 31, 2024 Jun 30, 2024 Sep 30, 2024 Dec 31, 2024 Mar 31, 2025 Noninterest expense – GAAP 492,485 501,586 513,253 517,538 519,627 Net interest income 430,736 444,130 455,118 461,215 467,255 Noninterest income 305,490 303,628 299,587 304,204 313,783 Total Revenue: GAAP 736,226 747,758 754,705 765,419 781,038 Efficiency ratio, LTM 66.89% 67.08% 68.01% 67.61% 66.53% Efficiency Ratio

Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation41 NON-GAAP RECONCILIATION 1 Amounts presented are used in the two-class earnings per common share calculation. Adjusted Net Income and Adjusted Earnings Per Share For the year ended ($ in thousands, except share and per share data) 2022 Net income – GAAP a 156,386 Less: Gain on sale of trademarks 50,000 Add: Rebranding expenses 13,148 Add: Separation related expenses 5,109 Add: Income tax effect 8,936 Adjusted net income b 133,579 Less: Allocation of earnings to participating securities1 2,191 Adjusted net income attributable to common shareholders 131,388 Adjusted earnings per common share, diluted $4.49 Average diluted shares 29,232,247 Adjusted Return on Average Assets and Adjusted Return on Average Tangible Equity Average assets c 7,103,874 Return on average assets (a / c) 2.20% Adjusted return on average assets (b / c) 1.88% Average equity d 780,705 Less: Average goodwill and intangible assets 339,179 Average tangible equity e 441,526 Return on average tangible equity (a / e) 35.42% Adjusted return on average tangible equity (b / e) 30.25%

Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation42 NON-GAAP RECONCILIATION 1 Tax services NCOs and average loans are excluded to adjust for the cyclicality of activity related to the overall economics of the Company's tax services business line. For the quarter ended ($ in thousands) Mar 31, 2024 Jun 30, 2024 Sep 30, 2024 Dec 31, 2024 Mar 31, 2025 Net charge-offs (1,087) 6,582 35,626 8,573 95 Less: Tax services net charge-offs (recoveries) (5,800) (410) 28,354 513 (6,813) Adjusted net charge-offs 4,713 6,992 7,272 8,060 6,908 Quarterly average loans and leases 4,903,175 4,506,674 4,694,512 4,643,461 5,088,356 Less: Quarterly average tax services loans 493,168 56,836 39,437 36,785 557,229 Adjusted quarterly average loans and leases 4,410,007 4,449,838 4,655,075 4,606,676 4,531,127 Annualized NCOs/average loans and leases -0.09% 0.58% 3.04% 0.74% 0.01% Adjusted annualized NCOs/adjusted average loans and leases1 0.43% 0.63% 0.62% 0.70% 0.61% Adjusted Annualized NCOs and Adjusted Average Loans and Leases For the last twelve months ended ($ in thousands) Mar 31, 2024 Jun 30, 2024 Sep 30, 2024 Dec 31, 2024 Mar 31, 2025 Net charge-offs 49,897 52,261 46,607 49,694 50,876 Less: Tax services net charge-offs (recoveries) 30,860 30,716 22,995 22,657 21,644 Adjusted net charge-offs 19,037 21,545 23,612 27,037 29,232 Average loans and leases 4,411,573 4,558,436 4,660,047 4,686,956 4,733,251 Less: Average tax services loans 154,472 155,561 154,373 156,556 172,572 Adjusted Average loans and leases 4,257,104 4,402,874 4,505,674 4,530,400 4,560,679 NCOs/average loans and leases 1.13% 1.15% 1.00% 1.06% 1.07% Adjusted NCOs/adjusted average loans and leases1 0.45% 0.49% 0.52% 0.60% 0.64%

Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation43 NON-GAAP RECONCILIATION For the quarter ended ($ in thousands) Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Average interest earning assets 7,082,417 6,082,329 6,073,822 5,934,431 6,717,918 6,326,750 6,724,185 7,031,922 7,635,842 6,801,888 6,925,315 6,735,958 7,761,138 Net interest income 83,800 72,151 79,760 84,057 101,405 97,465 104,934 110,036 118,301 110,859 115,922 116,133 124,341 Net interest margin 4.80% 4.76% 5.21% 5.62% 6.12% 6.18% 6.19% 6.23% 6.23% 6.56% 6.66% 6.84% 6.50% Average total deposits 6,679,422 5,741,072 5,765,048 5,636,658 6,386,592 5,895,242 6,204,934 6,558,189 7,168,673 6,260,990 6,199,271 6,081,235 7,181,308 Deposit interest expense 165 94 99 142 2,096 164 1,954 3,526 6,685 1,689 1,119 775 4,086 Cost of deposits 0.01% 0.01% 0.01% 0.01% 0.13% 0.01% 0.12% 0.21% 0.38% 0.11% 0.07% 0.05% 0.23% Net Interest Margin and Cost of Deposits Adjusted Net Interest Margin With Contractual, Rate-Related Card Expenses Associated With Deposits on the Company’s Balance Sheet For the quarter ended ($ in thousands) Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Average interest earning assets 7,082,417 6,082,329 6,073,822 5,934,431 6,717,918 6,326,750 6,724,185 7,031,922 7,635,842 6,801,888 6,925,315 6,735,958 7,761,138 Net interest income 83,800 72,151 79,760 84,057 101,405 97,465 104,934 110,036 118,301 110,859 115,922 116,133 124,341 Less: Contractual, rate-related processing expense 183 1,966 6,698 10,660 14,415 18,358 21,929 25,891 28,024 25,320 24.631 24,241 26,852 Adjusted net interest income 83, 617 70,185 73,062 73,397 86,990 79,107 83,005 84,145 90,277 85,539 91,291 91,892 97,489 Adjusted net interest margin 4.79% 4.63% 4.77% 4.91% 5.25% 5.02% 4.90% 4.76% 4.76% 5.06% 5.24% 5.41% 5.09% Average total deposits 6,679,422 5,741,072 5,765,048 5,636,658 6,386,592 5,895,242 6,204,934 6,558,189 7,168,673 6,260,990 6,199,271 6,081,235 7,181,308 Deposit interest expense 165 94 99 142 2,096 164 1,954 3,526 6,685 1,689 1,119 775 4,086 Add: Contractual, rate-related processing expense 183 1,966 6,698 10,660 14,415 18,358 21,929 25,891 28,024 25,320 24,631 24,241 26,852 Adjusted deposit expense 348 2,060 6,797 10,802 16,511 18,522 23,883 29,417 34,709 27,009 25,750 25,016 30,938 Adjusted cost of deposits 0.02% 0.14% 0.47% 0.76% 1.05% 1.26% 1.53% 1.78% 1.95% 1.74% 1.65% 1.63% 1.75%

Industry Terms 44 Types of Payment Cards Banking-as-a-Service (BaaS): Providing financial services and solutions to third parties to offer through their distribution channels. Push-to-debit: The ability to move money directly to an end user. At Pathward, our push-to-debit capabilities are called “Faster Payments”. Debit Card: A type of payment card typically tied to funds held in a deposit account. Credit Card: A type of payment card typically attached to a line of credit that a user can make purchases against. Prepaid Card: A type of payment card that holds a finite amount of funds and is not directly tied to a bank account or line of credit. Virtual Card: A digital counterpart to a payment card, generated with a unique card number to settle a particular transaction by an authorized user. These are often used for one-time, business-to-business payments. Payment Players Acquiring Bank: An acquiring bank provides merchant accounts that allow a business to accept card payments and works in conjunction with the acquirer processor. In some cases, the acquiring bank and acquirer processor are a single entity. Acquiring Processors: Acquiring processors connect directly with merchants, the network and the acquiring bank, or via a payment gateway, to facilitate payment acceptance at the merchant. They provide the technical capabilities to create the system of record to communicate with authorization and settlement entities. In some cases, the acquiring bank and acquirer processor are a single entity. Issuing Bank: The issuing bank enters a relationship with the cardholder, program manager, and enables cards on a given network. The issuing bank fills three primary roles in payment processing: it is a “network sponsor,” which means it can issue cards on a given payments network; it is a holder of funds (for example, for gift cards, deposit accounts and other non-credit cards); and it is a “settlement point,” managing a consumer’s account and paying out to the merchant’s account after a purchase. Issuing Processor: Connects directly with the networks and issuing bank to provide the system of record, authorize transactions and communicate with settlement entities. Fintech: Fintech refers to the integration of technology into offerings by financial services companies in order to improve use and delivery to consumers. Merchant: A merchant simply refers to any business that accepts card-based payments either via a physical swipe (at the point-of-sale) or virtually online. Program Manager: Businesses that manage various elements of a card program on behalf of the issuing bank. The Program Manager is responsible for defining the program, operating the program, and managing its profitability. The program manager typically is responsible for establishing relationships with processors, banks, payment networks, and distributors and for establishing account(s) at banks. DEFINITIONS Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation Commercial Lending Terms Asset-Based Lending: Asset-Based Lending (ABL) refers to business loans that are secured based on assets as collateral, generally accounts receivable, inventory, equipment or other balance sheet assets. Accounts Receivable: Accounts Receivable (A/R) financing refers to financing based on the value of a company’s accounts receivable (their invoices for goods or services) to another company. It is a subset of asset-based lending and is also known as factoring. Equipment Financing: Equipment Financing refers to a loan used to purchase business equipment. The financing is provided through leases such as $1 Buyout, Fair Market Value (FMV), or through term loans. Leases may appear in Loans & Leases or Rental Equipment. Factoring: Factoring refers to financing based on the purchase of a company’s accounts receivables, their invoices for goods or services. It is a subset of asset-based lending and is also known as accounts receivable financing. Insurance Premium Finance: Insurance Premium Finance refers to short-term collateralized financing to facilitate the purchases of property, casualty, and liability insurance premiums for the commercial market. Government Guaranteed Lending: A government guaranteed loan is a loan guaranteed by a government agency and financed through a lending financial entity. Government guaranteed loans include SBA loans and USDA loans. SBA Loan: An SBA loan refers to financing that is guaranteed by the Small Business Administration (SBA) and provided by a lending financial institution. SBA loans, such as an SBA 7(a) loan, may be easier for a small business to obtain because of the reduced risk for the lender. Lenders must meet sufficient requirements to be eligible as a lending entity. Term Loan: A Term loan is a loan for a specific amount that has a specified interest rate and regular payment schedule to be repaid over a set period of time. USDA Loan: A USDA loan refers to financing guaranteed by the U.S. Department of Agriculture (USDA) as part of the Rural Development program and provided by a lending financial institution. USDA business loans, such as the USDA Business & Industry (B & I) loan, may be easier for a business to obtain because of the reduced risk for the lender. Lenders must meet sufficient requirements to be eligible as a lending entity.